                                                                   EXHIBIT 10.20


                          GUARANTY SECURITY AGREEMENT



                 This Guaranty Security Agreement ("Security Agreement"), dated as of November 1, 1985, is executed by CHARLES KING & ASSOCIATES, a California limited partnership ("Debtor"), in favor of and for the equal and ratable benefit of WELLS FARGO BANK, N.A., a national banking association ("Bank") and BANK ONE TRUST COMPANY, N.A., a national banking association ("Bond Trustee"), as assignee of all right, title and interest of the Trinity River Industrial Development Authority, a non-profit industrial development corporation ("Issuer"), in and to that certain Series 1985A Loan Agreement (the "Series A Loan Agreement") dated as of the date hereof between Radiation Sterilizers, Incorporated, a California corporation ("RSI") and Issuer, for the benefit of the holders of the Trinity River Industrial Development Authority Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project), Series 1985A (the "Series A Bonds") issued pursuant to that certain Trust Indenture (the "Trust Indenture") dated as of the date hereof, between Issuer and Bond Trustee. Bank and Bond Trustee are collectively referred to herein as "Secured Party." This Security Agreement is executed in conjunction with that certain Series A Reimbursement Agreement of even date herewith between RSI and Bank (the "Series A Reimbursement Agreement") and the Series A Loan Agreement, both of which agreements relate to the Properties (as defined below). Debtor, as guarantor, has executed a General Continuing Guaranty in favor of Bank dated as of even date herewith, pursuant to which Debtor has guaranteed all of the obligations of RSI arising from or in connection with the Series A Letter of Credit (as defined below) or the Series A Reimbursement Agreement. Capitalized terms used and not defined herein shall have the meanings set forth for them in the Series A Reimbursement Agreement,

                 1. Assignment. For valuable consideration, the receipt anf sufficiency of which are hereby acknowledged, Debtor hereby grants and assigns to Secured Party, as security for the Obligations (as defined below), all of Debtor's right, title and interest, whether now existing or hereafter arising, in and to the personal property described in Schedule "1," attached hereto and incorporated herein by this reference (collectively, the "Collateral").

                 2. Obligations Secured. This Security Agreement secures the prompt payment and performance of each of the following obligations (collectively, the "Obligations"):





                                      -1-
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                          2.1     All obligations of RSI to Bank under the Loan
Documents, including without limitation (a) RSI's reimbursement obligations in connection with that certain Series A Letter of Credit (the "Series A Letter of Credit") in the amount of $2,198,596.00, being issued by Bank pursuant to the Series A Reimbursement Agreement, (b) all of the interest accruing from time to time as set forth in the Series A Reimbursement Agreement, and (c) all obligations contained in this Security Agreement.

                          2.2     The payment by RSI to Bond Trustee of the
principal of, and accrued interest on, the Series A Bonds.

                          2.3     All other obligations of RSI to Bank or Bond
Trustee that are evidenced by a document, executed at Bank's request, which states that it is secured by this Security Agreement.

                          2.4     All renewals, extensions, supplements and
other modifications of any of the foregoing, including without limitation modifications that are evidenced by new or additional documents or that change the rate of interest on any Obligation.

The word "obligation" is used herein in its most comprehensive sense and includes all present and future indebtedness, liabilities, undertakings, covenants and conditions, whether voluntary or involuntary, absolute or contingent, liquidated or unliquidated, determined or undetermined, earned or unearned, and due or not due.

                 3. Representations and Warranties. Debtor represents and warrants that:

                          (a) Debtor has, or upon acquisition will have, and at
all times will maintain, good and marketable title to all of the Collateral, free and clear of any security interest, mortgage, adverse claim, pledge, lien, charge, default, defense, condition precedent or encumbrance, except as created in favor of Secured Party or as permitted by Secured Party in writing; and

                          (b)     Debtor has not previously assigned or
encumbered Debtor's interest in, or rights to, any of the Collateral, and no financing statement (or other notice of any lien, security interest or encumbrance) covering any of the Collateral is on file with any governmental official or





                                      -2-





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authority or has been delivered to any other person or entity except as permitted by Secured Party in writing; and

                          (c)     all information given to Secured Party by
Debtor, or at Debtor's request or instruction, with respect to the Collateral is accurate and contains no material misrepresentation or omission; and

                          (d)     that portion of the Collateral consisting of
instruments, contracts, chattel paper, documents or governmental licenses, permits or approvals, is genuine and complies with all applicable laws concerning form, content and manner of preparation and execution; and

                          (e)     all parties to any of the Collateral
consisting of instruments, contracts, chattel paper, documents or governmental licenses, permits or approvals, are bound as they appear to be under such Collateral; and

                          (f)     Debtor's principal place of business is
located at 3000 Sand Hill Road, Building 4, Suite 245, Menlo Park, California 94025.

                 4. Use. None of the Collateral shall be used for any unlawful purpose, for hire or in any way which would limit or void any insurance required to be maintained under this Security Agreement.

                 5. Collateral Protection. Debtor, at its expense, shall warrant and defend title to the Collateral against the claims of all third parties, and shall from time to time execute and deliver all further instruments and contracts, and take all further action, that is necessary or appropriate (or that Secured Party from time to time reasonably deems necessary or appropriate) to: (i) create, perfect, protect and maintain the security interests contemplated by this Security Agreement; (ii) facilitate the performance of this Security Agreement; (iii) secure or facilitate Secured Party's exercise of its rights and remedies; (iv) evaluate the worth, condition and amount or extent of the Collateral; (v) evaluate Debtor's performance of
this Security Agreement; (vi)       determine the nature and source of prior or
subsequent security interests, mortgages, adverse claims, pledges, liens, charges or encumbrances on or affecting any of the Collateral; and, (vii) maintain, preserve and protect the Collateral and keep the Collateral in good and salable condition in accordance with standards and practices generally adhered to by users or owners of personal property similar in nature to the Collateral.





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                                                    Guaranty Security Agreement]
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                 6.       Perfection of Security Interest.  Debtor covenants
and agrees that Debtor shall do and perform all acts and things necessary or appropriate (or which Secured Party reasonably deems necessary or appropriate) to perfect, or to give any necessary or desirable notice of, Secured Party's security interest in the Collateral. Debtor further covenants and agrees to obtain appropriate consents from all persons and entities whose consents may be necessary or desirable to vest Secured Party with a valid and enforceable security interest in the Collateral. Prior to delivering any Collateral to any bailee under any circumstance whatsoever, Debtor shall notify Secured Party of such intention.

                 7. Notice of Action. Debtor covenants and agrees to notify Secured Party immediately of any legal process levied against any of the Collateral or any other event which affects the value, use or possession of the Collateral or any of the rights of Debtor or Secured Party in relation to any of the Collateral.

                 8. Miscellaneous Rights of Secured Party. At any time without notice and at the expense of Debtor, Secured Party may, but shall not be obligated to, do any or all of the following:

                          (a)     notify any person obligated on any of the
Collateral of Secured Party's rights under this Security Agreement and enforce any or all such rights;

                          (b)     insure, protect, defend and preserve the
Collateral or any rights or interests of Secured Party with regard to any of the Collateral, including without limitation the filing and prosecution of any third party claim or other legal action or proceeding which Secured Party deems necessary to protect any of Secured Party's rights, interests or priorities with respect to any of the Collateral;

                          (c)     inspect the Collateral during normal business
hours; and

                          (d)     endorse, collect and receive any right to
payment of money owing to Debtor under any account, chattel paper, contract, deposit account, document, general intangible, instrument or proceeds thereof which is part of the Collateral.

Secured Party shall have no duty or obligation whatsoever to make or give any presentments, demands for performance, notices of nonperformance, notices of protest or notices of dishonor in connection with any of the Collateral or to take





                                      -4-





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                                                    Guaranty Security Agreement]
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any other action to preserve, protect or defend any right, title or interest of
Debtor or Secured Party with respect to any of the Collateral or to preserve any value or utility of any of the Collateral.

                 9. Collateral Designation Statement. Secured Party may at any time, and from time to time, require Debtor to deliver to Secured Party statements certified by Debtor describing with particularity all Collateral then subject to this Security Agreement; the precise location of such Collateral and any other security interests, mortgages, claims, pledges, liens, charges or encumbrances to which any of such Collateral may be subject.

                 10. Power of Attorney. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact (such agency being coupled with an interest) and as such attorney in-fact Secured Party may, without the obligation to do so, in Secured Party's name or in the name of Debtor, prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary or desirable to create, perfect or preserve any of Secured Party's security interests and rights in or to any of the Collateral, and take after the occurrence of an "Event of Default" (as hereinafter defined), any other action specified in Subsections 14(b) (i) through (viii) inclusive hereof; provided that Secured Party as such attorney-in-fact shall only be accountable for such funds as are actually received by Secured Party.

                 11. Handling of Collateral. Except as otherwise provided in this Security Agreement or any document evidencing obligations secured hereby, as amended from time to time, so long as no default exists under this Security Agreement and no default or event of default exists under any document evidencing obligations secured hereby, Debtor may, subject to Secured Party's rights under Section 8 hereof, possess, use, move, transfer or dispose of any of the Collateral in the ordinary course of Debtor's business and in accordance with the Series A Reimbursement Agreement.

                 12. Miscellaneous Undertakings. Debtor, at its sole cost and expense, agrees to:

                          (a) pay, discharge and perform all obligations
secured by this Security Agreement when due; and

                          (b)     pay all expenses, including without
limitation attorneys' fees and court costs, incurred by Secured





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Party in connection with the creation, perfection, preservation, or enforcement of any of the security interests granted under this Security Agreement, the defense of the Collateral or the exercise by Secured Party of the rights, powers or remedies granted to Secured Party under this Security Agreement, by law or otherwise.

                 13. Default. The occurrence of any of the following events shall constitute an "Event of Default" under this Security Agreement:

                          (a)     the occurrence of any "Event of Default"
described in the Series A Reimbursement Agreement; or

                          (b)     any default of any Obligation; or

                          (c)     Debtor's failure to promptly pay any amount
owing to Bond Trustee which relates to the principal amount of, or the accrued interest on, any Series A Bond; or

                          (d)     any default of any other obligation now or
hereafter secured by this Security Agreement.

                 14. Secured Party's Rights on Default. Upon the occurrence of an Event of Default under this Security Agreement and so long as such Event of Default continues, all amounts and obligations secured by this Security Agreement shall be immediately due and payable and, in addition to exercising any other rights and remedies granted to Secured Party under the Loan Documents, the applicable Uniform Commercial Code, as amended or recodified from time to time (the "UCC"), or otherwise by law:

                          (a)     Secured Party may do any or all of the
following:

                                  (i) enter upon any of the Properties (or other place where any of the Collateral may be located) without prior notice to Debtor and take possession of, assemble, sell, dispose, collect and move any or all of the Collateral, or render such Collateral unusable, and store any of the Collateral at locations acceptable to Secured Party, at Debtor's expense;

                                  (ii)     upon written notice, require Debtor
                          to assemble any or all of the Collateral and make it available at a mutually convenient place designated by





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                                                    Guaranty Security Agreement]
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                          Secured Party so as to permit Secured Party to take
                          possession of, move, store, sell or dispose of such Collateral;

                                  (iii)    sell, assign and deliver (at
                          Debtor's place of business or any other place permitted by law) all or any part of the Collateral at public or private sales, for cash or on credit, to a wholesaler, retailer or user of each type of Collateral or at public auction, each of which Debtor agrees constitute commercially reasonable methods of disposing of the Collateral since differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the difference in the speed, costs and credit risks of such sales;

                                  (iv)     bid and become purchaser at any
                          public sale or auction of the Collateral; and

                                  (v)      apply any Collateral or other
                          security available for satisfaction of obligations secured by this Security Agreement to the payment of: expenses incurred by Secured Party in connection with any use, sale, transfer or delivery of such Collateral; any other costs, charges, reasonable attorneys' fees, or other expenses incurred by Secured Party in connection with the Loan Documents or the Bond Documents, and any other obligations of Debtor to Secured Party that are secured by this Security Agreement, in such order, priority and manner as Secured Party in its sole discretion may determine; and

                 (b) Secured Party may, either in Secured Party's name or as Debtor's attorney-in-fact, for the account of Debtor and at Debtor's expense, do any or all of the following:

                                  (i) operate, consume, sell or dispose of the Collateral as Secured Party deems appropriate for the purpose of performing any or all of the obligations secured by this Security Agreement;

                                  (ii)     enter into any extension,
                          reorganization, deposit, merger or consolidation, settlement or compromise or any other agreement relating to or affecting any of the Collateral, and in connection therewith Secured Party may (A) sell, transfer or dispose of, release, discharge or deposit or surrender control of any of the Collateral; (B) accept other property in exchange for any of the Collateral; (C) take such action





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                                                    Guaranty Security Agreement]
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                          as Secured Party may deem proper; and (D) apply any
                          money or property received in exchange for any of the Collateral to any of the obligations secured by this Security Agreement;

                                  (iii)    make any compromise or settlement
                          which Secured Party may deem desirable or proper with respect to any of the Collateral or any controversies or disputes relating to the Collateral, and release any of the Collateral and any persons liable on any of the Collateral;

                                  (iv) endorse, deliver evidences of title, receive, enforce and collect by legal action or otherwise all indebtedness and obligations now or hereafter owing in connection with or on account of any or all of the Collateral;

                                  (v)      perform any of the obligations
                          secured by this Security Agreement;

                                  (vi)     enforce, adjust and receive payment
                          or performance in connection with any insurance claims, claims for breach of warranty, claims under any letters of credit, instruments, documents, chattel paper or contracts and similar matters concerning any of the Collateral;

                                  (vii)    exercise any and all other rights,
                          powers and remedies which Debtor would have, but for this Security Agreement, in connection with the Collateral; and

                                  (viii) sell or dispose of all or part of the Collateral consisting of instruments that are "securities" under applicable law at one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any such securities for their own account, for investment and not with a view to distribution or resale thereof. Debtor acknowledges that any such private sales may be at prices and on terms less favorable to Secured Party than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Secured Party has no obligation to delay sale of any such securities to permit the issuer thereof to register such securities for public sale under applicable law.





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                 15.      No Responsibility.  Debtor acknowledges that Secured
Party has no responsibility for, and does not assume any of, Debtor's obligations or duties under any agreement, instrument, general intangible or other contract or obligation which is part of the Collateral or any obligation relating to the acquisition, preparation or holding of the Collateral.

                 16. Notices. All notices which any party hereto may desire or may be required to give to any other party hereto shall be given in accordance with Section 12.11 of the Series A Reimbursement Agreement.

                 17. Attorneys' Fees. Debtor shall be liable for and agrees to pay the expenses incurred by Secured Party in enforcing this Security Agreement against Debtor, including without limitation attorneys' fees. If Debtor shall become subject to any case or proceeding under the Bankruptcy Reform Act, as amended or recodified from time to time, Debtor shall pay to Secured Party on demand all attorneys' fees, costs and expenses which Secured Party may incur to obtain relief from any provision of the Act which delays or otherwise impairs Secured Party's exercise of any right or remedy under this Security Agreement or any of the Loan Documents or to obtain adequate protection or assurance for any of Secured Party's rights in connection with the Collateral.

                 18. Heirs, Successors and Assigns. Subject to the limitations contained elsewhere in this Security Agreement and the Loan Documents, the terms of this Security Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns of Debtor and Secured Party. There shall be no third party beneficiaries of this Security Agreement.

                 19. Time. Time is of the essence of each term of this Security Agreement.

                 20. Headings. All headings appearing in this Security Agreement are for convenience only and shall be disregarded in construing this Security Agreement.

                 21. Choice of Law. This Security Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, except that the laws of the state in which certain personal property is located shall govern the creation, perfection, and enforcement of the liens created hereby in connection with such personal property.




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                 22.      Miscellaneous.  The rights and remedies of Secured
Party under this Security Agreement are cumulative and no exercise of any right or remedy shall preclude the exercise of any other right or remedy or the later exercise of the same right or remedy. Waivers and approvals under this Security Agreement shall be in writing and, unless otherwise expressly stated, waivers and approvals shall apply only to the specific circumstance addressed. Notwithstanding any other provision of this Security Agreement, Secured Party shall not be deemed to have accepted any property other than cash in satisfaction of any obligation of Debtor to Secured Party unless Secured Party shall make an express written election of said remedy under UCC Section 9505, as amended or recodified from time to time, or other applicable law. Secured Party may designate an agent or independent contractor to exercise any of Secured Party's rights hereunder. Any married person who executes this Security Agreement as Debtor hereby expressly agrees that recourse may be had against his or her separate property for all his or her indebtedness to Secured Party that is secured by this Security Agreement.

                 23. Integration. This Security Agreement contains or expressly incorporates by reference the entire and exclusive agreement of the parties with respect to the matters contemplated herein and supersedes all prior negotiations related thereto, and this Security Agreement shall not be amended or modified in any way except by a written instrument which is executed by all parties hereto.

                 24. Exercise of Rights and Remedies. Until the first to occur of (a) the expiration of the Series A Letter of Credit or (b) a material default by Bank of its obligations under the Series A Letter of Credit, the following shall apply:

                          24.1    Bond Trustee shall not have the right to
exercise or implement any right or remedy provided to Secured Party hereunder without first obtaining Bank's written consent thereto.

                          24.2    In the event of a disagreement between Bond
Trustee and Bank as to the exercise or implementation





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of any such right or remedy, the decision of Bank shall control.

                 25. Suretyship Waivers. Debtor hereby expressly waives diligence, demand, presentment, protest and notice of every kind and nature whatsoever, consents to the taking by Secured Party of any type of additional security for the obligations secured hereby, or the alteration or release in any manner of any security now or hereafter held in connection with any obligation now or hereafter held in connection with any obligation now or hereafter secured by this Security Agreement, and consents that Secured Party and RSI may deal with each other in connection with said obligations, or otherwise, or alter any contracts now or hereafter existing between them, in any manner whatsoever, all without in any way altering the liability of Debtor hereunder, or affecting the security of this Security Agreement. If any default should be made in the payment of any obligation secured hereby, or in the terms and conditions of any security held therefor, Secured Party is expressly granted the right, subject to the terms and conditions of Paragraph 24, above, to proceed in the enforcement of this Security Agreement, independently of any other remedy or security that Secured Party may at any time hold in connection with the obligation secured hereby.

                 In witness whereof, Debtor has caused this Security Agreement to be duly executed as of the date first written above.




                                       "Debtor":

                                       CHARLES KING & ASSOCIATES,
                                       a California limited partnership



                                       By /S/ Charles W. King Jr.
                                          --------------------------------
                                          Charles W. King Jr.
                                          its sole general partner





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                                  SCHEDULE "1"


                 (a) All present and future accounts, general intangibles, chattel paper, contract rights, deposit accounts, instruments and documents, now or hereafter relating or arising with respect to the real properties described in Exhibits "A-l" and "A-2" attached hereto and incorporated herein by this reference (the "Properties") and/or the use thereof or any improvements thereto, including without limitation: (i) all rights to the payment of money, including escrow proceeds arising out of the sale or other disposition of all or any portion of any of the Properties; (ii) all plans, specifications and drawings relating to the development of any of the Properties and/or any construction thereon; (iii) all use permits, occupancy permits, construction and building permits, and all other permits and approvals required by any governmental or quasi-governmental authority in connection with the development, construction, use, occupancy or operation of any of the Properties, (iv) any and all agreements relating to the development, construction, use, occupancy and/or operation of any of the Properties between Debtor and any contractor, subcontractor, project manager or supervisor, architect, engineer, laborer or supplier of materials; (v) all lease or rental agreements; (vi) all names under which any of the Properties are now or hereafter known and all rights to carry on business under any such names or any variant thereof; (vii) all trademarks relating to any of the Properties and/or the development, construction, use, occupancy or operation thereof; (viii) all goodwill relating to any of the Properties and/or the development, construction, use, occupancy or operation thereof; (ix) all insurance proceeds and condemnation awards arising out of or incidental to the ownership, development, construction, use, occupancy or operation of any of the Properties; (x) all reserves, deferred payments, deposits, refunds, cost savings, bonds, insurance policies and payments of any kind relating to any of the Properties; (xi) all loan commitments issued to Debtor in connection with any sale or financing of any of the Properties; (xii) all shares of stock or other evidence of ownership of any part of or interest in any of the Properties that are owned by Debtor in common with others; and (xiii) all supplements, modifications and amendments to the foregoing.

                          (b)     All accounts receivable arising out of
income-producing operations on any of the Properties.

                          (c)     All fixtures located upon or within any of
the Properties or now or hereafter attached to, installed in, or used or intended for use in connection with any of


                                  Schedule "1"
                                  Page 1 of 2
the Properties, including without limitation any and all partitions, generators, screens, awnings, boilers, furnaces, pipes, plumbing, elevators, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, heating, ventilating, air conditioning and air cooling equipment, and gas and electric machinery and equipment.

                          (d)     All present and future accessories,
additions, attachments, replacements and substitutions of or to any or all of the foregoing.

                          (e)     All proceeds and products of any or all of
the foregoing, including without limitation all monies, deposit accounts, insurance proceeds and other tangible or intangible property received upon a sale or other disposition of any of the foregoing.





                                  Schedule "1"
                                  Page 2 of 2

                                 EXHIBIT "A-1"

                               LEGAL DESCRIPTION



                 All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of Hayward, County of Alameda, State of California, and described as follows:



PARCEL 1:

PARCEL 1, AS SHOWN ON PARCEL MAP NO. 582, FILED MARCH 27, 1970, IN BOOK 64 OF PARCEL MAPS, PAGE 17, ALAMEDA COUNTY RECORDS.

RESERVING THEREFROM, AN EASEMENT FOR RAILWAY PURPOSES IN, ON, OVER, UNDER AND LONG THAT PORTION THEREOF DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WESTERN LINE OF SAID PARCEL 1, DISTANT THEREON NORTH 0degree 38' 41" WEST 40 FEET FROM THE SOUTHWEST CORNER THEREOF; THENCE FROM SAID POINT OF BEGINNING EASTERLY ALONG A LINE PARALLEL WITH AND PERPENDICULARLY DISTANT NORTHERLY 40 FEET FROM THE SOUTHERN LINE OF SAID PARCEL 1, NORTH 89degree 21' 19" EAST 90 FEET TO A POINT THEREON; THENCE LEAVING SAID PARALLEL LINE NORTH 81degree 10' 57" WEST 91.241 FEET TO A POINT ON THE SAID WESTERN LINE OF PARCEL 1; THENCE SOUTHERLY ALONG LAST SAID LINE SOUTH 0degree 38' 41" EAST 15 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

AN EASEMENT FOR RAILROAD PURPOSES, IN, ON, OVER, UNDER AND ALONG A PORTION OF PARCEL 2, AS SHOWN ON PARCEL MAP NO. 582, FILED MARCH 27, 1970, IN BOOK 64 of PARCEL MAPS, PAGE 17, ALAMEDA COUNTY RECORDS, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WESTERLY LINE OF SAID PARCEL 2, DISTANT THEREON NORTH 0degree 38' 41" WEST 40.00 FEET FROM THE SOUTHWEST CORNER OF SAID PARCEL 2; THENCE FROM SAID POINT OF BEGINNING NORTHERLY ALONG LAST SAID LINE NORTH 0degree 38' 41" WEST 15.00 FEET TO A POINT THEREON; THENCE LEAVING LAST SAID LINE SOUTH 760 36' 31" EAST 61.847 FEET; THENCE WESTERLY ALONG A LINE PARALLEL WITH AND PERPENDICULARLY DISTANT NORTHERLY 40.00 FEET FROM THE SOUTHERLY LINE OF SAID PARCEL 2 SOUTH 89degree 21' 19" WEST 60.00 FEET TO THE POINT OF BEGINNING.



                                 EXHIBIT "A-1"
                                  Page 1 of 1

                                 EXHIBIT "A-2"

                               LEGAL DESCRIPTION


                 All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the Village of Schaumburg, County of Cook, State of Illinois, and described as follows:

         Lot 37 in Woodfield Business Center Unit 11, being a resubdivision of lots 27 and 28 in Woodfield Business Center Unit 7, a resubdivision in the southwest 1/4 of Section 11, Township 41 north, Range 10 east of the third principal meridian, in Cook County, Illinois.





                                 EXHIBIT "A-2"
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